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                                                                   EXHIBIT 10.2

                             CRAGAR INDUSTRIES, INC.
                   1996 STOCK OPTION AND RESTRICTED STOCK PLAN

         1. Purpose of the Plan. Under this 1996 Stock Option and Restricted Stock Plan (the "Plan") of CRAGAR INDUSTRIES, INC. (the "Company") options may be granted to eligible employees to purchase shares of the Company's capital stock and restricted stock may be granted to eligible employees. The Plan is designed to enable the Company and its subsidiaries to attract, retain and motivate employees of the Company and its subsidiaries. The Plan provides for the grant of options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, as well as options which do not so qualify and for the grant of restricted stock.

         2. Stock Subject to Plan. The maximum number of shares of stock subject to this Plan shall be 10,000 shares of the Company's Class A Common Stock, $.01 par value, subject to the adjustments provided in Sections 6 and 13. Shares of stock subject to the unexercised portion of any options granted under this Plan which expire or terminate or are cancelled may again be subject to options under the Plan. However, if stock appreciation rights are granted with respect to any options under this Plan, the total number of shares of stock for which options granted under this Plan may thereafter be exercised shall be irrevocably reduced not only when there is an exercise of an option granted under the Plan, but also when such option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such option which is exercised or surrendered. When the exercise price for an option granted under this Plan is paid with previously outstanding shares or with shares as to which the option is being exercised, as permitted in
Section 9, the total number of shares of stock for which options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of shares for which such option is thus exercised, without regard to the number of shares received or retained by the Company in connection with the exercise.

         3. Eligible Employees. The employees eligible to be considered for the grant of options hereunder are any persons regularly employed by the Company or its subsidiaries in a managerial, professional or technical capacity on a full-time, salaried basis.

         4. Exercise Price. The exercise price for each option granted hereunder as an Incentive Option shall be not less than 100% of the Fair Market Value (defined hereinbelow) of the stock being optioned at the date of the grant of the option. The exercise price for an option that is not an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 85% of the Fair Market Value of the stock subject to the option.

         5. Nontransferability. Any option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative, except that an option which is not intended to be an Incentive Option may, if the instrument evidencing it so provides, also be transferable to members of the optionee's Immediate Family (defined hereinbelow), to a partnership whose members are only the optionee and/or members of the optionee's Immediate Family, or to a trust for the benefit of only the optionee and/or members of the optionee's Immediate Family.

         6. Adjustments. If the outstanding shares of stock of the class then subject to this


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Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of property (including cash) or rights for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

                  In connection with any reorganization, recapitalization, spin-off or other transaction in which the outstanding shares of stock of the class then subject to options outstanding under this Plan are changed into or exchanged for property (including cash), rights and/or securities other than, or in addition to, stock of the Company, an outstanding option may under this Section entitled "Adjustments" be adjusted to become exercisable for either: (a) the property (including cash), rights and/or securities receivable in that transaction by a holder of the number and kind of outstanding shares of stock subject to the option immediately prior to the transaction; or (b) stock of the Company or of a successor employer corporation, or a parent or subsidiary thereof, provided, that (i) such adjustment may preserve but may not increase any amount by which the Fair Market Value of the stock subject to the option exceeds the option exercise price, comparing such excess immediately before and immediately after the transaction, and (ii) such adjustment may preserve but may not reduce the ratio of the option exercise price to the Fair Market Value of the stock subject to the option, comparing such ratio immediately before and immediately after the transaction.

         7. Maximum Option Term. No option granted under this Plan may be exercised in whole or in part more than ten years after its date of grant.

         8. Plan Duration. Options may not be granted under this Plan after ____________, 2006.

         9. Payment. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full in cash (including payment by check) concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the Fair Market Value of such class of stock on the date of exercise. If and while payment with stock is permitted for the exercise of an option granted under this Plan in accordance with the foregoing provision, the instrument evidencing the option may also permit the person then entitled to exercise that option, in lieu of using previously outstanding shares therefor, to use some of the shares as to which the option is then being exercised.

         10. Administration. The Plan shall be administered by the Company's board of directors (the "Board") or, at the discretion of the Board, by a committee (the "Committee") of not less than two members of the Board.


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                  The interpretation and construction by the Committee of any term or provision of the Plan or of any option granted under it, including without limitation any determination of adjustments required pursuant to Section 6 hereof, shall be conclusive, unless otherwise determined by the Board in which event such action by the Board shall be conclusive, and such interpretation and construction shall be binding upon all those who hold or are eligible to receive options under the Plan and upon all persons claiming under them. The Board or Committee may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

                  Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee, shall have full and final authority in its discretion to select the employees to be granted options, to authorize granting such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

         11. Other Option Provisions. Options granted under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Board or Committee may authorize, including but not limited to (a) vesting schedules governing the exercisability of such options, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such options, (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such options, whether required by this Plan or applicable securities laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such option upon the optionee's death, retirement or other termination of employment and the extent, if any, to which any such options may be exercised after such event Incentive Options shall contain the terms and provisions required of them under the Internal Revenue Code.

         12. Stock Appreciation Rights. If the instrument evidencing an option granted under this Plan so provides, such option may include a stock appreciation right, entitling the optionee, in lieu of exercising the option or any portion thereof, to surrender such option in whole or in part in exchange for a payment equal to the amount by which the Fair Market Value of the stock subject to that option or portion thereof then exceeds the option exercise price thereof, which payment may be made, at the Company's discretion, either in cash or in stock valued at its then current Fair Market Value, or any combination of such cash and stock; provided, however, no such stock appreciation right may be exercised unless the stock subject to the option is then Publicly Traded (defined hereinbelow).

         13. Restricted Stock. The Committee may make grants of shares as restricted stock with such terms and conditions as may be determined in the sole discretion of the Committee. Shares of restricted stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable instrument evidencing the grant or the Plan. Each certificate representing shares of restricted stock shall bear a legend referring to the Plan and the risk of forfeiture of the shares and stating that such shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of restricted stock from the date of grant. The Committee may (but is not obligated to) require that any dividends on such shares be automatically deferred and reinvested in additional restricted stock subject

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to the same restrictions as the underlying stock.

                  Grants of shares of restricted stock shall be made at such cost as the Committee shall determine and may be issued for no monetary consideration, subject to applicable state law. Shares of restricted stock shall not be transferable until after the removal of the legend with respect to such shares.

         14. Corporate Reorganizations. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for property (including cash), rights or securities other than the Company, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in accordance with Section 6 hereof as to the number and kind of shares optioned and their exercise prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. The instrument evidencing any option may also provide for the acceleration of otherwise unexercisable portions of the option (a) if the option shall terminate pursuant to the foregoing sentence, such acceleration to become effective at such time prior to the consummation of the transaction causing such termination as the Company shall designate, and (b) upon other specified events or occurrences, such as involuntary terminations of the option holder's employment following certain changes in the control of the Company.

         15. Financial Assistance. The Company is vested with authority under this Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

         16. Company's Right of First Purchase. While and so long as the stock of the class subject to this Plan has not been Publicly Traded for at least ninety days, any stock issued on exercise of any option granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (a) such stock may not be transferred during the optionee's lifetime to any person other than members of the optionee's Immediate Family, a partnership whose members are the optionee and/or members of the optionee's Immediate Family, or a trust for the benefit of the optionee and/or members of the optionee's Immediate Family, unless such transfer occurs within fifteen days following the expiration of thirty days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase such stock at its Fair Market Value in cash, and such offer has not been accepted within thirty days after the Company's receipt of such notice; and (b) upon the optionee's death, the Company shall have the right to purchase all or some of such stock at its Fair Market Value within nine months after the date of death. This right of first purchase shall continue to apply to any such stock after the transfer during the optionee's lifetime of that stock to a member of the optionee's Immediate

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Family or to a family partnership or trust as aforesaid, and after any transfer of that stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the optionee's death. The Company may assign all or any portion of its right of first purchase to any one or more of its stockholders, or to a pension or retirement plan or trust for employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing stock subject to this right of first purchase shall contain an appropriate legend reflecting the right of first purchase.

         17.      Limitations of Rights of Participants.

                  (a) A person to whom an option is granted under this Plan shall not have any interest in the optioned shares or in any dividends paid thereon and shall not have any of the rights or privileges of a stockholder with respect to such shares, until the certificates therefor have been issued and delivered to him or her.

                  (b) No shares of stock issuable under the Plan shall be issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

                  (c) The receipt of an option does not give the optionee any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of the option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the optionee for any period.

                  (d) Nothing contained in this Plan shall constitute the granting of an option hereunder, which shall occur only pursuant to express authorization by the Board or the Committee.

         18. Amendment and Termination. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee who has not consented thereto of any option granted to the optionee pursuant to this Plan or of any of the optionee's rights under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may:

                  (a) increase the maximum number of shares for which options granted under this Plan may be exercised;

                  (b) reduce the minimum permissible exercise price;

                  (c) extend the ten-year duration of the Plan set forth herein;

                  (d) alter the class of employees eligible to receive options under the Plan; or

                  (e) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even through such stockholder approval is not expressly required by this Plan.

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         19. Certain Definitions. The terms "Board," "Committee," and "Incentive
Options" have been defined hereinabove. In addition, as used in this Plan, the following terms shall have the following meanings:

                  The "Fair Market Value" of corporate stock shall mean:

                           (1) If the stock is then Publicly Traded: The closing
price of stock of that class as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading days as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board of the Committee.

                           (2) If the stock is then not Publicly Traded: The
price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Board, or at the discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such bock and such other matters as the Board or its appraiser or appraisers deems pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen months prior to the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the issuer are available.

         An individuals's "Immediate Family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse (including such direct descendants by adoption).

         Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system (NASDAQ") operated by the NASD.

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